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                                   APPENDIX A


                         List of Funds and Their Classes
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1.  Delaware Group Delaware Fund, Inc.

          Delaware Fund

               Delaware Fund A Class
               Delaware Fund B Class
               Delaware Fund C Class
               Delaware Fund Institutional Class

          Devon Fund

               Devon Fund A Class
               Devon Fund B Class
               Devon Fund C Class
               Devon Fund Institutional Class

2.  Delaware Group Trend Fund, Inc.

               Trend Fund A Class
               Trend Fund B Class
               Trend Fund C Class
               Trend Fund Institutional Class

3.  Delaware Group Equity Funds IV, Inc.

          DelCap Fund

               DelCap Fund A Class
               DelCap Fund B Class
               DelCap Fund C Class
               DelCap Fund Institutional Class

          Capital Appreciation Fund (Added November 29, 1996)

               Capital Appreciation Fund A Class
               Capital Appreciation Fund B Class
               Capital Appreciation Fund C Class
               Capital Appreciation Fund Institutional Class

4.  Delaware Group Equity Funds V, Inc.

          Value Fund

               Value Fund A Class
               Value Fund B Class
               Value Fund C Class
               Value Fund Institutional Class


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          Retirement Income Fund (Added November 29, 1996)

               Retirement Income Fund A Class
               Retirement Income Fund B Class
               Retirement Income Fund C Class
               Retirement Income Fund Institutional Class

5.  Delaware Group Decatur Fund, Inc.

          Decatur Income Fund

               Decatur Income Fund A Class
               Decatur Income Fund B Class
               Decatur Income Fund C Class
               Decatur Income Fund Institutional Class

          Decatur Total Return Fund

               Decatur Total Return Fund A Class
               Decatur Total Return Fund B Class
               Decatur Total Return Fund C Class
               Decatur Total Return Fund Institutional Class

6.  Delaware Group Global & International Funds, Inc.

          International Equity Series

               International Equity Fund A Class
               International Equity Fund B Class
               International Equity Fund C Class
               International Equity Fund Institutional Class

          Global Bond Series

               Global Bond Fund A Class
               Global Bond Fund B Class
               Global Bond Fund C Class
               Global Bond Fund Institutional Class

          Global Assets Series

               Global Assets Fund A Class
               Global Assets Fund B Class
               Global Assets Fund C Class
               Global Assets Fund Institutional Class




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          Emerging Markets Series (Added May 1, 1996)

               Emerging Markets Fund A Class
               Emerging Markets Fund B Class
               Emerging Markets Fund C Class
               Emerging Markets Fund Institutional Class

7.  Delaware Group Income Funds, Inc.

          Strategic Income Fund (Added September 30, 1996)

               Strategic Income Fund A Class
               Strategic Income Fund B Class
               Strategic Income Fund C Class
               Strategic Income Fund Institutional Class